UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 17, 2017

RenaissanceRe Holdings Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-0141974
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Renaissance House, 12 Crow Lane, Pembroke, Bermuda		HM 19
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-4513

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2017 Annual General Meeting of Shareholders (the “Annual Meeting”) of RenaissanceRe Holdings Ltd. (the “Company”) was held on Wednesday, May 17, 2017 in Pembroke, Bermuda. As of March 17, 2017, the record date for the Annual Meeting, there were 40,862,360 common shares, par value $1.00 per share, issued and outstanding. A quorum of 36,884,595 common shares was present or represented at the Annual Meeting.

The final results of the votes regarding the proposals described in the Company’s definitive proxy statement for the Annual Meeting on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 31, 2017 (the “Proxy Statement”) are as follows:

1.	Shareholders elected each of the Company’s four nominees for Class I director to serve until the Company’s 2020 Annual General Meeting of Shareholders or until their earlier resignation or removal as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
David C. Bushnell	34,941,190	304,480	3,093	1,635,832
James L. Gibbons	34,953,973	291,086	3,704	1,635,832
Jean D. Hamilton	34,254,914	990,768	3,081	1,635,832
Anthony M. Santomero	34,852,772	392,237	3,093	1,635,832

2.	Shareholders approved an advisory vote on the compensation of the Company’s named executive officers as set forth in the Proxy Statement as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,430,295	1,806,799	11,669	1,635,832

3.	Shareholders voted on the advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers as set forth in the Proxy Statement as set forth below:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
29,805,222	225,114	5,180,668	37,759	1,635,832

4.	Shareholders approved the appointment of Ernst & Young Ltd. as the Company’s independent registered public accounting firm for the 2017 fiscal year and referred the determination of Ernst & Young Ltd.’s remuneration to the Board of Directors of the Company, as set forth below:

Votes For	Votes Against	Abstentions
36,221,652	656,821	6,122

In light of the vote on proposal number 3, the Company’s Board of Directors has decided that it will include an advisory vote on the compensation of the Company’s named executive officers in the Company’s proxy materials every year until the next required vote on the frequency of advisory votes on the compensation of the Company’s named executive officers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RenaissanceRe Holdings Ltd.

May 19, 2017	By:	/s/ Stephen H. Weinstein

Name: Stephen H. Weinstein
Title: SVP, Group General Counsel & Corporate Secretary